UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 6, 2012

HELICOS BIOSCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33484	05-0587367
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

One Kendall Square
Building 700
Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

(617) 264-1800

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01                                    Entry into a Material Definitive Agreement

On April 6, 2012, Helicos BioSciences Corporation (“Helicos” or the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Sequenom, Inc. (“Sequenom”) pursuant to which Sequenom purchased all rights, title and interest in Helicos’ United States Patent Application Serial Nos. 12/709,057 and 12/727,824 (Methods for Detecting Fetal Nucleic Acids and Diagnosing Fetal Abnormalities) and certain proprietary materials related thereto (the “Purchased Assets”).  In consideration for the sale and transfer of the Purchased Assets, on April 6, 2012, Sequenom paid Helicos $1.3 million.  Company considered the Purchased Assets to be non-strategic to its ongoing business.  The foregoing description of the Purchase Agreement is subject to, and qualified in its entirety by, reference to the Purchase Agreement, a copy of which is included as Exhibit 10.1 to this report and is hereby incorporated by reference.

Item 8.01                                    Other Events

Following the closing of the Purchase Agreement, we had $1.4 million in cash and cash equivalents.  Notwithstanding our sale of the Purchased Assets, we require substantial additional funding in order to continue our operations. If we are unable to successfully raise additional capital, we may have to cease operations and/or seek bankruptcy protection. If we are required to seek protection from our creditors through a bankruptcy filing, it is likely that there would be little or no assets available for payment or distribution to our stockholders, and that our stockholders will lose their entire investment in us. In addition, to seeking additional funding we are actively exploring a variety of strategic transactions, including the montetization of certain claims in the Company’s ongoing patent infringement litigation, sale, license or other disposition of a portion of our assets in order to raise funding, or the potential sale of all or substantially all our assets or a sale of the Company. We believe it is very unlikely that stockholders would receive any significant value from any such transaction.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. This Act provides a safe harbor for forward-looking statements to encourage companies to provide prospective information about themselves so long as they identify these statements as forward-looking and provide meaningful cautionary statements identifying important factors that could cause actual results to differ from the projected results. All statements other than statements of historical fact we make in this Form 8-K are forward-looking. In particular, the statements herein regarding our ability to raise capital or finance our operations and statements preceded by, followed by or that include the words “intends”, “estimates”, “plans”, “believes”, “expects”, “anticipates”, “should”, “could” or similar expressions, are forward-looking statements. Forward-looking statements reflect our current expectations and are inherently uncertain. Our actual results may differ significantly from our expectations. We assume no obligation to update this forward-looking information.   A discussion of the risk factors facing us can be found under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2011, and in our other reports and filings with the Securities and Exchange Commission

Item 9.01                                    Financial Statements and Exhibits

(d)                               Exhibits

Exhibit No.	Description

10.1	Asset Purchase Agreement, dated as of April 6, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELICOS BIOSCIENCES CORPORATION

	By:	/s/ Jeffrey R. Moore
Date: April 10, 2012	Name:	Jeffrey R. Moore
	Title:	Senior Vice President and Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description

10.1	Asset Purchase Agreement, dated as of April 6, 2012